SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:

May 17, 2004

(Date of earliest event reported)

Segmentz, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49606	03-0450326
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

18302 Highwoods Preserve Parkway Suite 100 Tampa, FL 33647

(Address of principal executive offices)

Registrant's telephone number, including area code:

(813) 989-2232

ITEM 7. FINANCIAL STATEMENTS EXHIBITS

     (c) Exhibits

99.1	Press Release issued May 12, 2004 regarding notice of conference call.
99.2	Press Release issued May 17, 2004 regarding financial results for the first quarter of 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This Current Report On Form 8-K and the press releases incorporate by reference herein are furnished by Segmentz, Inc. (the " Company" ) pursuant to Item 12 of Form 8-K and shall not be deemed " filed" for purposes of Section 15 of the Securities Exchange Act of 1934.

On May 12, 2004, the Company issued a press release announcing that Allan Marshall, the Company' s Chairman and Chief Executive Officer will host a conference call to discuss the Company' s 2004 first quarter results. A copy of the press release is attached hereto as Exhibit 99(a).

On May 17, 2004, the Company issued a press release regarding its earnings for the first quarter of 2004. A copy of the press release is attached hereto as Exhibit 99(b). Neither the furnishing of the press release as an exhibit to this Current Report nor the inclusion in such press release of a reference to the Company' s internet address shall, under any circumstances, be deemed to incorporate the information available at such internet address into this Current Report. The information available at the Company' s internet address is not part of this Current Report or any other report filed or furnished by the Company with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEGMENTZ, INC.
By: /s/ John S. Flynn
John S. Flynn, President and Chief Financial Officer

DATED: May 17, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 12, 2004 regarding notice of conference call.
99.2	Press Release issued May 17, 2004 regarding financial results for first quarter of 2004.